                                                                    EXHIBIT 10.5

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  PRINCIPAL     LOAN DATE      MATURITY    LOAN NO.     CALL    COLLATERAL    ACCOUNT     OFFICER   INITIALS
$8,000,000.00   08-06-1997                2071228480                         2071228480    69772
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
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:  DAW TECHNOLOGIES, INC.      LENDER:   U.S. BANK
           2700 SOUTH 900 WEST                   CORPORATE BANKING
           SALT LAKE CITY  UT  84119             107 SOUTH MAIN STREET
                                                 SALT LAKE CITY, UT 84111


THIS LOAN AGREEMENT BETWEEN DAW TECHNOLOGIES, INC. ("BORROWER") AND U.S. BANK ("LENDER") IS MADE AND EXECUTED ON THE FOLLOWING TERMS AND CONDITIONS. BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS AND OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT. ALL SUCH LOANS AND FINANCIAL ACCOMMODATIONS, TOGETHER WITH ALL FUTURE LOANS AND FINANCIAL ACCOMMODATIONS FROM LENDER TO BORROWER, ARE REFERRED TO IN THIS AGREEMENT INDIVIDUALLY AS THE "LOAN" AND COLLECTIVELY AS THE "LOANS." BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS, AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND SHALL REMAIN SUBJECT TO THE FOLLOWING TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of AUGUST 6, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    AGREEMENT. The word "Agreement" means this Loan Agreement, as this Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Loan Agreement from time to time.

    ACCOUNT. The word "Account" means a trade account, account receivable, or other right to payment for goods sold or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

    ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an Account.

    ADVANCE. The word "Advance" means a disbursement of Loan funds under this Agreement.

    BORROWER. The word "Borrower" means DAW TECHNOLOGIES, INC.. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

    BORROWING BASE. The words "Borrowing Base" mean, as determined by Lender from time to time, the lesser of (a) $8,000,000.00; or (b) 75.000% of the aggregate amount of Eligible Accounts.

    BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in the State of Utah.

    CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

    CASH FLOW. The words "Cash Flow" mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization.

    COLLATERAL. The "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise. The work "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

    DEBT. The word "Debt" means all of Borrower's liabilities excluding Subordinated Debt.

    ELIGIBLE ACCOUNTS. The words "Eligible Accounts" mean, at any time, all of Borrower's Accounts which contain selling terms and conditions acceptable to Lender. The net amount of any Eligible Account against which Borrower may borrow shall exclude all returns, discounts, credits, and offsets of any nature. Unless otherwise agreed to by Lender in writing, Eligible Accounts do not include:

        (a) Accounts with respect to which the Account Debtor is an officer, an employee or agent of Borrower.

        (b) Accounts with respect to which the Account Debtor is a subsidiary of, or affiliated with or related to Borrower or its shareholders, officers, or directors.

        (c) Accounts with respect to which goods are placed on consignment, guaranteed sale, or other terms by reason of which the payment by the Account Debtor may be conditional.

        (d) Accounts with respect to which Borrower is or may become liable to the Account Debtor for goods sold or services rendered by the Account Debtor to Borrower.

        (e) Accounts which are subject to dispute, counterclaim, or setoff.

        (f) Accounts with respect to which the goods have not been shipped or delivered, or the services have not been rendered, to the Account Debtor.

        (g) Accounts with respect to which Lender, in its sole discretion, deems the creditworthiness or financial condition of the Account Debtor to be unsatisfactory.

        (h) Accounts of any Account Debtor who has filed or has had filed against it a petition in bankruptcy or an application for relief under any provision of any state of federal bankruptcy, insolvency, or debtor-in-relief acts; or who has had appointed a trustee, custodian, or receiver for the assets of such Account Debtor; or who has made an assignment for the benefit of creditors or has become insolvent or fails generally to pay its debts (including its payrolls) as such debts become due.

        (i) Accounts with respect to which the Account Debtor is the United States government or any department or agency of the United States.

        (j) Accounts which have not been paid in full within 90 DAYS from the invoice date. The entire balance of any Account of any single Account debtor will be ineligible whenever the portion of the Account which has not been paid within 90 DAYS from the invoice date is in excess of 25.000% of the total amount outstanding on the Account.

    ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

    EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

    GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

    GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as a guarantor, surety, or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such Indebtedness may be or hereafter may become otherwise unenforceable.

    LENDER. The word "Lender" means U.S. Bank, its successors and assigns.

    LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

    LIQUID ASSETS. The words "Liquid Assets" mean Borrower's cash on hand plus Borrower's readily marketable securities.

    LOAN. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

    NOTE. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

    PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

    RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

    SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understanding or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

    SECURITY INTEREST. the words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

    SARA. The word "Sara" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

    SUBORDINATED DEBT. The words "Subordinated Debt" mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender.

    TANGIBLE NET WORTH. The words "Tangible Net Worth" mean Borrower's total assets excluding all intangible assets (ie., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

    WORKING CAPITAL. the words "Working Capital" mean Borrower's current assets, excluding prepaid expenses, less Borrower's current liabilities.

LINE OF CREDIT Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

    CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender:

        (a) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed, and delivered by Borrower to Lender.

        (b) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

        (c) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

        (d) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

        (e) Lender, at it option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, books, records, and operations, and Lender shall be satisfied as to their condition.

        (f) Borrower shall have paid to Lender all fees, costs, and expenses specified in this Agreement and the Related Documents as are then due and payable, including without limitation the following loan fees:
        OPERATING LINE: .25% NON-USAGE FEE BASED ON THE UNUSED PORTION OF THE LINE COMMITMENT, ACCRUING MONTHLY AND PAID QUARTERLY IN ARREARS; INDIVIDUAL STANDBY LETTER OF CREDIT FEE: 1.5% PER ANNUM.

        (g) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

    MAKING LOAN ADVANCES. Advances under the Line of Credit may be requested either orally or in writing subject to the limitations set forth below. Lender may, but need not, require that all oral requests be confirmed in writing. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (a) when credited to any deposit account of Borrower maintained with Lender or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its option, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

    MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

    LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

COLLATERAL. To secure payment of the Line of Credit and performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may require (the "Collateral"), including without limitation Borrower's present and future Accounts and general intangibles. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without limitation the proceeds of any insurance. With respect to the Collateral, Borrower agrees and represents and warrants to Lender.

    PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the Collateral. Upon request of Lender, Borrower will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement , Borrower will execute one or more UCC financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as a financing statement. Borrower will reimburse Lender for all expenses for the perfection, termination, and the continuation of the perfection of Lender's security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's social Security Number or Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

    COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. The following is an accurate and complete list of all locations at which Borrower keeps or maintains business records concerning Borrower's
    Accounts: 2700 SOUTH 900 WEST, SALT LAKE CITY, UT 84119.

    COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender a schedule of Accounts and Eligible Accounts in form and substance satisfactory to the Lender. Thereafter Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and such other matters and information relating to Borrower's Accounts as Lender may request. Supplemental schedules shall be delivered according to the following schedule: MONTHLY.

    REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

    ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's incorporation and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

    AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

    FINANCIAL INFORMATION. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

    LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

    PROPERTIES. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

    HAZARDOUS SUBSTANCES. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matter. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

    LITIGATION AND CLAIMS. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

    TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

    LIEN PRIORITY. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

    BINDING EFFECT. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

    COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

    EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan, and (iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

    LOCATION OF BORROWER'S OFFICES AND RECORDS. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 2700 SOUTH 900 WEST, SALT LAKE CITY, UT 84119. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

    INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

    SURVIVAL OF REPRESENTATIONS AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.


AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

    LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

    FINANCIAL RECORDS. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

    ADDITIONAL INFORMATION. Furnish such additional information and statements, lists of assets and liabilities, agings of receivable and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

    FINANCIAL COVENANTS AND RATIOS. Comply with the following covenants and ratios:

        TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $20,000,000.00

        NET WORTH RATIO. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than 1.25 TO 1.00.

        CURRENT RATIO. Maintain a ratio of Current Assets to Current Liabilities in excess of 1.30 TO 1.00.

        CASH FLOW REQUIREMENTS. Maintain Cash Flow at not less than the following level: BORROWER TO MAINTAIN A DEBT SERVICE COVERAGE OF 1.25X. DEBT SERVICE COVERAGE IS DEFINED AS: NET PROFIT AFTER TAX PLUS DEPRECIATION EXPENSE PLUS INTEREST EXPENSE MINUS STOCK REPURCHASES DIVIDED BY PRIOR PERIOD CURRENT PORTION LONG TERM DEBT PLUS INTEREST EXPENSE.

    The following provisions shall apply for purposes of determining compliance with the foregoing financial covenants and ratios: CAPITAL EXPENDITURE, CURRENT RATIO, NET WORTH RATIO AND TANGIBLE NET WORTH TO BE MEASURED QUARTERLY BASED ON BORROWER'S QUARTER END; DEBT SERVICE COVERAGE TO BE MEASURED ANNUALLY BASED ON BORROWER'S FISCAL YEAR END. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

    INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least ten (10) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by an act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

    INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e)the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

    OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

    LOAN FEES AND CHARGES. In addition to all other agreed upon fees and charges, pay the following: OPERATING LINE: .25% NON-USAGE FEE BASED ON THE UNUSED PORTION OF THE LINE COMMITMENT, ACCRUING MONTHLY AND PAID QUARTERLY IN ARREARS; INDIVIDUAL STANDBY LETTER OF CREDIT FEE: 1.5% PER ANNUM.

    LOAN PROCEEDS. Use all Loan proceeds solely for the following specific purposes: LINE OF CREDIT FOR OPERATING PURPOSES AND TO SUPPORT THE ISSUANCE OF STANDBY LETTER OF CREDIT.

    TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as
    (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

    PERFORMANCE. Perform and comply with all terms, conditions and provisions set forth in this Agreement and in the Related documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

    OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

    INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

    COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender at least annually and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

    ENVIRONMENTAL COMPLIANCE AND REPORTS. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

    ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

    CAPITAL EXPENDITURES. Make or contract to make capital expenditures, including leasehold improvements, in any fiscal year in excess of $2,500,000.00 or incur liability for rentals of property (including both real and personal property) in an amount which, together with capital expenditures, shall in any fiscal year exceed such sum.

    INDEBTEDNESS AND LIENS. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

    CONTINUITY OF OPERATIONS. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
    (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

    LOANS, ACQUISITIONS AND GUARANTIES. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

ACCESS LAWS. Without limiting the generality of any provision of this agreement requiring Borrower to comply with applicable laws, rules and regulations, Borrower agrees that it will at all times comply with applicable laws relating to disabled access including, but not limited to, all applicable titles of the Americans with Disabilities Act of 1990.

CONTROLS AND MONITORING.

1. BORROWER TO PROVIDE LENDER WITH ANNUAL CPA AUDITED FINANCIAL STATEMENT ON DAW TECHNOLOGIES, INC.

2.  BORROWER TO PROVIDE LENDER WITH QUARTERLY FORM 10-Q STATEMENTS.

3.  NO DIVIDENDS WITHOUT PRIOR WRITTEN CONSENT OF THE BANK.

4.  BORROWER TO PROVIDE LENDER WITH QUARTERLY COMPLIANCE CERTIFICATE.

5. DOMESTIC LETTERS OF CREDIT UNDER THE LETTER OF CREDIT FACILITY ARE DEDUCTED FROM THE BORROWING BASE. ADVANCES TO BE 50% AGAINST RETENTION AND UNDERBILLINGS LESS OVERBILLINGS WITH A $2,000,000.00 CAP. INVENTORY IS TAKEN AS COLLATERAL BUT IS NOT ADVANCED AGAINST.

6.  BORROWER TO PROVIDE LENDER WITH MONTHLY BORROWING BASE CERTIFICATE.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    DEFAULT ON INDEBTEDNESS. Failure of Borrower to make any payment when due on the Loans.

    OTHER DEFAULTS. Failure of Borrower or any Guarantor to comply with to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

    DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

    FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished or becomes false or misleading at any time thereafter.

    DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

    INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

    CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any credit of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. this includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

    EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

    CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

    ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

    INSECURITY. Lender, in good faith, deems itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

    AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing an signed by the party or parties sought to be charged or bound by the alteration or amendment.

    APPLICABLE LAW. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF UTAH. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF SALT LAKE COUNTY, THE STATE OF UTAH. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

    ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to
    Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

    CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

    MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the persons signing below is responsible for all obligations in this Agreement.

    CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, of potential purchasers, any information or knowledge Lender may have about borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

    COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation reasonable attorney's fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

    NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

    SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

    SUBSIDIARIES AND AFFILIATES OF BORROWER. To the extent the context of any provision of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

    SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

    SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

    TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

    WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

FINAL AGREEMENT. Borrower understands that this Agreement and the related loan documents are the final expression of the agreement between Lender and Borrower and may not be contradicted by evidence of any alleged oral agreement.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF AUGUST 6, 1997.

BORROWER:
DAW TECHNOLOGIES, INC.


BY:__________________________________________
   DAVID R. GROW, CFO/EVP/SECRETARY


BY:__________________________________________
   RONALD W. DAW, PRESIDENT


BY:__________________________________________
   WILLIAM SAWAYA, SR. VICE PRESIDENT OF MANUFACTURING


LENDER:
U.S. BANK


BY:__________________________________________
   AUTHORIZED OFFICER

                                                                [U.S. BANK LOGO]

                            CONTINUING AGREEMENT FOR
                          COMMERCIAL LETTERS OF CREDIT

DATED AS OF:

APPLICANT:                   Daw Technologies, Inc.





CORRESPONDENT BANK:
(if applicable)


    From time to time, any person signing this Agreement as Applicant or Correspondent Bank (either or both, "Applicant") may request U.S. Bank to issue or to request one of its affiliates to issue one or more irrevocable commercial letters of credit (each, a "Credit") substantially in accordance with the terms of any application (each, an "Application") submitted to U.S. Bank by Applicant.

          In consideration of the issuance by U.S. Bank or an affiliate of U.S. Bank (each such affiliated issuer, an "Other Issuer") of one or more Credits, each Applicant agrees that the following terms shall apply to each Application and each Credit issued by U.S. Bank or any Other Issuer (either or both, "Bank").

1.  OBLIGATIONS

    a. Applicant promises to pay Bank on demand at U.S. Bank's International Banking Office,Salt Lake City, Utah:

       i. The amount of each draft or other demand for payment ("draft") drawn under the Credit, provided, however, (a) if the draft is drawn in currency other than United States currency, Applicant shall pay an equivalent amount in United States currency, at Bank's then current selling rate for telecommunications transfer of such other currency to the place the draft is payable, or at Bank's option, in any other currency, place, form and manner acceptable to Bank, and (b) if the draft is a time draft, Applicant shall make such payment without demand sufficiently in advance of its maturity date to enable Bank to arrange for cover to reach the place of payment no later than one business day prior to its maturity.

       ii. In advance, all commissions at the rate fixed by Bank, and all expenses Bank may pay or incur in connection with the Credit.

       iii. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever paid or incurred by Bank in connection with this Agreement, the Credit or any related transactions and any liability with respect thereto (including but not limited to interest, penalties and expenses).

       iv. Interest on all amounts due under this Agreement from the applicable due date until paid at a per annum rate equal to the sum of U.S. Bank's prime rate, as that rate may vary from time to time, plus 5%. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed. U.S. Bank's prime rate is the rate which U.S. Bank from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which U.S. Bank collects from any borrower or class of borrowers.

    b. Without limiting Applicant's obligations to any Other Issuer, but without duplication, Applicant promises to pay to U.S. Bank on demand, at U.S. Bank's International Banking Office in Salt Lake City, Utah, an amount equal to all amounts which U.S. Bank pays or becomes obligated to pay to any Other Issuer with respect to the Credit, whether as a participant in the Credit or otherwise.

    c. Notwithstanding any other provision of this Agreement, Applicant's obligation to make any payment hereunder to any Other Issuer shall, to the extent of such payment, be satisfied by payment to U.S. Bank as set forth in this Agreement.

    d. Applicant hereby authorizes U.S. Bank to automatically deduct from its account with U.S. Bank specified on attached Schedule 1, all amounts which become due to Bank under this Agreement. If there are insufficient funds in the account to pay the automatic deduction in full, Bank may allow the account to become overdrawn, or Bank may reverse the automatic deduction. Applicant will pay all fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason U.S. Bank does not charge the account for any amount due, or if an automatic deduction is reversed, the amount due is still owing to Bank as set forth herein. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the agreement. U.S. Bank may cancel the automatic deduction at any time in its discretion.

2. CERTAIN WARRANTIES Applicant warrants that the execution, delivery and performance of this Agreement are within its authority and are not in contravention of law, of any terms of any agreement, instrument, order or judgment to which Applicant is a party or by which it or its property may be bound or of any provision of its charter documents or bylaws, and that it has obtained all necessary approvals and consents therefor.

3.  THE CREDIT

    a. U.S. Bank may either issue the Credit or request one of its affiliates to issue the Credit. Bank may sell, assign or participate all or any part of its rights and obligations under this Agreement, the Application and the Credit. Without limiting the foregoing, any Other Issuer may sell a participation in all or any part of its rights and obligations under this Agreement and the Credit to U.S. Bank.

    b. Bank hereby is authorized to set forth in the Credit the terms appearing on the Application, with such modifications as Bank in its discretion may determine are appropriate or necessary and are not materially inconsistent with such terms. Any such determination shall be binding on Applicant.

    c. All communications relating to the Credit will be sent at Applicant's risk. Bank shall have no responsibility for any inaccuracy of translation, or any interruption, error or delay in transmission or delivery by mail, telecommunication or any other method. Bank shall not be liable for any error, neglect or default of any of Bank's correspondents.

    d. Neither Bank nor its correspondents shall be in any way responsible for the performance of any beneficiary's obligations to Applicant or for the form, sufficiency, accuracy, genuineness, authority of person signing, falsification or legal effect, of any document required by the Credit if such document appears in order on its face. Whether the documents conform to the terms of the Credit and whether any demand is timely and in proper form shall be determined by Bank in its sole discretion, which determination shall be final and binding on Applicant. Without limiting the foregoing, if a unit price is not required on documents accompanying the draft(s), Bank may honor draft(s) in any amount(s) not to exceed the amount then available under the Credit.

    e. Notwithstanding any other term of this Agreement, if Bank at any Applicant's request agrees to indemnify any shipper, including but not limited to any vessel, its owner, operators and agents from any liability, loss or expense incurred in connection with release of any goods covered by the Credit without surrender of the applicable bill of lading or other shipping documents, Applicant hereby (i) authorizes Bank without limitation or condition to either or both pay or accept, as the case may be, any and all drafts presented in connection with such goods; and (ii) agrees to make payment to Bank as specified in Section 1, even though any required documents may be omitted, incorrect, defective or otherwise not in conformity with the terms of the Credit.

    f. Subject to Section 7b, Bank may at Applicant's request increase the amount of the Credit, extend the time for making and honoring of demands under the Credit and otherwise modify the terms and conditions governing the Credit. As so modified, all provisions of the Credit, and all action taken by Bank or Bank's correspondents in connection therewith, shall be binding upon Applicant.

    g. Applicant will promptly examine the Credit, any amendments thereto and all information, documents and instruments delivered to Applicant from time to time by Bank and shall notify U.S. Bank within five U.S. Bank banking days after receipt if Applicant claims that Bank has failed to comply with Applicant's instructions or Bank's obligations with respect to the Credit, has wrongfully honored or dishonored any presentation under the Credit or claims any other irregularity. If Applicant does not so notify U.S. Bank within such time period, Applicant shall be conclusively deemed to have waived and shall be precluded from asserting such claim(s).

    h. Bank may receive, accept or pay as complying with the terms of the Credit, any drafts or other documents, otherwise in order, which appear on their face to be signed by or issued to the administrator, executor, successor or trustee in bankruptcy of or the receiver for any of the property of, or any other person or entity acting as the representative or in the place of, the party in whose name the Credit provides that any drafts or other documents should be drawn or issued.

4.  SECURITY AND INSURANCE

    a. As security for payment of any and all of Applicant's obligations to U.S. Bank and any Other Issuer now or hereafter existing under or in connection with this Agreement, the Credit, or any other indebtedness of Applicant to U.S. Bank and any Other Issuer, Applicant hereby grants to U.S. Bank and any Other Issuer a security interest in any and all bills of lading, other documents of title, policies or certificates of insurance, chattel paper and general intangibles accompanying or relative to the Credit or any drafts drawn thereunder, and any and all inventory, goods and other property shipped under, in connection with, or relative to the Credit or any drafts drawn thereunder, together with any and all proceeds and products thereof (the "Collateral"). At any time and from time to time, on demand of Bank, Applicant will assign and deliver to Bank as security for such obligations additional collateral of a type and value satisfactory to Bank or make such cash payments as Bank may require. At Bank's request, Applicant will execute any financing statements and other documents or instruments as Bank may require to perfect the security interests granted or contemplated hereunder and will pay the cost of any filings in connection therewith.

    b. Applicant shall keep any property described in the Credit covered by insurance satisfactory to Bank, and authorizes Bank to collect and apply the proceeds of any such insurance to any of Applicant's obligations.

5.  DEFAULT AND REMEDIES

    a. Time is of the essence of this Agreement. The occurrence of any of the following shall be an Event of Default hereunder:

       i. Default in payment or performance of any of Applicant's obligations hereunder or under any promissory note or other agreement between Bank and Applicant;

       ii. Default under any security documents securing Applicant's obligations hereunder, whether executed by Applicant or any other person;

       iii. Levy or proceeding against any property of Applicant or any guarantor of Applicant's obligations hereunder ("Guarantor");

       iv. Death, dissolution, termination of existence, insolvency or business failure of, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, commencement of any proceeding under any bankruptcy or insolvency laws by or against, or entry of any judgment against, Applicant or any Guarantor;

       v. Any warranty, representation or statement made or furnished to Bank by Applicant or any Guarantor proves to have been false in any material respect when made or furnished;

       vi. Any event which gives the holder of any debt obligation of Applicant or any Guarantor the right to accelerate its maturity, whether or not such right is exercised;

       vii. Any guaranty of Applicant's obligations hereunder ceases to be, or is asserted by any person not to be, in full force and effect; or

       viii. Bank, for any reason in good faith, deems itself insecure.

    b. Upon the occurrence of any Event of Default and at any time thereafter, Bank at its option and in addition to all other rights of Bank under this Agreement, any related agreement and applicable law, may (i) without notice or demand, declare the amount for which the Credit was issued and any other amounts owing hereunder immediately due and payable; and (ii) exercise any and all rights and remedies of a secured party under the Uniform Commercial Code and other applicable law. Any required notice of sale of Collateral shall be deemed reasonable if sent at least 10 days prior to the date of any public sale or the date after which any private sale may be made.

6. CHANGES TO LAWS AND REGULATIONS If any adoption of or change in law or regulation, or in the interpretation or administration thereof by any official authority shall impose on Bank any tax, charge, fee, deduction or withholding of any kind whatsoever, or shall impose or modify any reserve requirements, standards regarding capital adequacy or any other conditions affecting this Agreement or the Credit, and the result of any of the foregoing shall be to increase the cost to Bank of issuing and maintaining the Credit, reduce the amount of any sum receivable by Bank hereunder or reduce the rate of return on Bank's capital, then Applicant shall pay to Bank upon demand such additional amount or amount(s) as Bank may specify to be necessary to compensate Bank for such additional costs incurred or reduction suffered.

7.  GENERAL

    a. Each Application shall be subject to all terms and conditions of this Agreement.

    b. Notwithstanding any other term hereof, (i) the Credit can be revoked or amended only with the consent of the beneficiary of the Credit, all Applicants (including any Correspondent Bank signing this Agreement), Bank and any confirming bank and (ii) instructions concerning discrepancies must be given by all such Applicants.

    c. If the Account Party on the Application is not an Applicant hereunder, the Account Party shall have no rights against Bank; and Applicant shall deliver to U.S. Bank an agreement satisfactory to Bank executed by the Account Party, providing that Bank without notice to or consent of the Account Party, may deal with Applicant as if Applicant were the named Account Party, and waiving any and all present and future claims and defenses against Bank.

    d. Applicant shall give U.S. Bank prior written notice of any change of name, address or place of business. Any notice of any nature by Applicant to Bank must be given at U.S. Bank's office where the Application was submitted.

    e. The singular includes the plural. If Applicant consists of more than one person, the obligations of Applicant hereunder are joint and several and are binding upon any marital community of which any Applicant is a member. This Agreement shall be binding on Applicant's heirs, successors and assigns.

    f. Notwithstanding the title of any Credit instrument, the rights and obligations of Bank and Applicant with respect to the Credit shall be as set forth herein.

    g. Except as otherwise provided herein or on the Application, the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce ("UCP") as in effect on the date of issuance of the Credit are fully incorporated herein and shall apply to the Credit. This Agreement and the Credit shall be governed by the internal laws of the State of Utah, United States of America (the "Governing Laws"), except to the extent such laws are inconsistent with the UCP. If the Credit provides that it is governed by laws, regulations or rules other than the Governing Laws (the "Specified Laws"), Applicant agrees not to assert any provisions of the Specified Laws as a defense to any of its obligations hereunder.

    h. Applicant hereby indemnifies and agrees to hold harmless the Bank, its officers, directors, agents, successors and assigns, from and against any and all liability, claims, demands, losses and expenses (including without limitation legal costs and attorney fees incurred in any appellate proceeding, proceeding under the bankruptcy code or receivership), arising from or in connection with this Agreement, the Credit or any related transaction, unless arising from Bank's gross negligence or willful misconduct.

    i. Applicant hereby authorizes Bank to issue Credits and amendments thereto based upon, and to otherwise rely on and act in accordance with, any oral or written communication, including but not limited to any electronic communication and any facsimile transmission, reasonably believed by Bank to have been or which purportedly has been, given by one of the authorized persons specified on Schedule 1, even if such communication proves not to have been given by an authorized person.

    j. Bank's waiver of any right on any occasion or occasions shall not be construed as a bar or waiver of any other right or of such right on any other occasion. Applicant hereby waives and agrees not to assert any defense under any applicable statute of limitations, to the fullest extent permitted by law. In addition to all other rights which Bank may have, Applicant hereby authorizes Bank to set off any and all deposits or other moneys due from Bank at any of its offices against any and all of Applicant's obligations hereunder, whether or not Bank shall have made any demand under this Agreement.

    k. Without notice to any Applicant and without affecting Bank's rights or Applicant's obligations, Bank may deal in any manner with any person who at any time is liable for, or provides any collateral for, any obligations of Applicant to Bank. Without limiting the foregoing, Bank may impair, release (with or without substitution of new collateral) and fail to perfect a security interest in, any collateral provided by any person; and sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

    l. Whether or not litigation or arbitration is commenced, Applicant promises to pay all attorney fees and other costs and expenses incurred by Bank in collecting overdue amounts or construing or enforcing any provision of this Agreement or the Credit, including but not limited to reasonable attorney fees at trial, in any arbitration, appellate proceeding, proceeding under the Bankruptcy code, or receivership, and post-judgment attorney fees incurred in enforcing any judgment.

    m. Bank's issuance of the Credit shall constitute its Agreement to the terms of this Agreement.

    n. This Agreement is a continuing agreement and shall remain in effect until terminated, amended or replaced. This Agreement may be terminated by Applicant or U.S. Bank by giving notice of termination to the other and may be amended or replaced by a written agreement signed by Applicant and accepted by U.S. Bank; provided, however that no such termination, amendment or replacement shall alter or affect the undertaking of Applicant or Bank with respect to any Credit issued prior to such termination, amendment or replacement.

    o. Nothing in this Agreement shall be construed as imposing any obligation on Bank to issue any Credit. Each Credit shall be issued by Bank in its sole discretion and at its sole option.

    p. Any Correspondent Bank signing this Agreement agrees that each Application and Credit and this Agreement are subject to all terms and conditions of the most recent Correspondent Bank Letter of Credit Agreement between U.S. Bank and Correspondent Bank.

    q. Bank is authorized to record electronically or otherwise any telephone and other oral communications between Bank and Applicant.

    r.  All terms and conditions on the attached Schedule 1, and any replacement
        Schedule 1 are hereby incorporated herein. Applicant may change the provisions of Schedule 1 by executing and delivering a new Schedule 1 to Bank.

    s. From time to time, Applicant may submit Applications, applications for amendments to Credits or other communications (each, a "Faxed Document") to Bank by facsimile transmission. With respect to each such facsimile transmission Applicant agrees: (i) each Faxed Document shall be deemed to be an original document and shall be effective for all purposes as if it were an original; (ii) Applicant shall retain the original of any Faxed Document and shall deliver it to Bank upon request; (iii) if Applicant sends Bank a manually signed confirmation of a Faxed Document Bank shall have no duty to compare it to the previously received Faxed Document nor shall it have any liability nor duty to act should the contents of the written confirmation differ therefrom. Any manually signed confirmation of a Faxed Document must be conspicuously marked "Previously transmitted by facsimile." Bank will not be liable for issuance of duplicate letters of credit or amendments thereto that result from Bank's receipt of confirmations not so marked; (iv) Bank cannot effectively determine whether a particular facsimile request is valid. Therefore Applicant shall have sole responsibility for the security of using facsimile transmissions and for any authorized or unauthorized Faxed Document received by Bank, purportedly on behalf of Applicant.

8.  ARBITRATION

    a. Any Bank or Applicant may require that all disputes, claims, counterclaims, and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this Agreement, the Credit or any transaction of which this Agreement or the Credit is a part (the "Loan"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U.S. Code. All Claims will be subject to the statutes of limitation applicable if they were litigated. This provision is void if the Loan, at the time of the proposed submission to arbitration, is secured by real property located outside of Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any Claims of Applicant) would be to materially impair the Bank's ability to realize on any collateral securing the Loan.

    b. If arbitration occurs and each party's Claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or more, three neutral arbitrators will decide all issues. All Arbitrators will be active Utah State Bar members in good standing. All arbitration hearings will be held in Salt Lake City, Utah. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

    c. If any party institutes any judicial proceeding relating to the Loan, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition each has the right before, during, and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff; (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin.

9. BY UTAH STATUTE (UCA 25-5-4) THE FOLLOWING DISCLOSURE IS REQUIRED: THIS AGREEMENT IS A FINAL EXPRESSION OF THE AGREEMENT BETWEEN BANK AND APPLICANT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

APPLICANT ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS AGREEMENT

APPLICANT:                             CORRESPONDENT BANK:  (IF APPLICABLE)
DAW TECHNOLOGIES, INC.

__________________________________     _____________________________________


By:_______________________________     By:__________________________________

Title:____________________________     Title:_______________________________



FOR BANK USE - SIGNATURE VERIFIED AND AUTHORITY TO SIGN CONFIRMED
--------------------------------------------------------------------------------
                                                          U.S. BANK
--------------------------------------------------------------------------------
   AUTHORIZED SIGNATURE       OFFICER NAME AND NUMBER      COMPANY   COST CENTER
--------------------------------------------------------------------------------

                                                                          [LOGO]

                      CONTINUING AGREEMENT FOR IRREVOCABLE
                            STANDBY LETTERS OF CREDIT

DATED AS OF:

APPLICANT:                   Daw Technologies, Inc.





CORRESPONDENT BANK:
(if applicable)



From time to time, any person signing this Agreement as Applicant or Correspondent Bank (either or both, "Applicant") may request U.S. Bank to issue or to request one of its affiliates to issue one or more irrevocable standby letters of credit (each, a "Credit") substantially in accordance with the terms of any application (each, an "Application") submitted to U. S. Bank by Applicant.

    In consideration of the issuance by U. S. Bank or an affiliate of U. S. Bank (each such affiliated issuer, an "Other Issuer") of one or more Credits, each Applicant agrees that the following terms shall apply to each Application and each Credit issued by U. S. Bank or any Other Issuer (either or both, "Bank").

1.  OBLIGATIONS

    a. Applicant promises to pay Bank on demand at U. S. Bank's International Banking Office,Salt Lake City, Utah:

       i. The amount of each draft or other request for payment ("draft") drawn under the Credit. For amounts payable in United States currency, Applicant agrees to reimburse Bank in United States currency. For amounts payable in other currency, Applicant agrees to reimburse Bank an equivalent amount in United States currency at Bank's then current selling rate for telecommunications transfer of such other currency to the place the draft is payable, or at Bank's option, in any other currency, place, form and manner acceptable to Bank. If Bank so demands, Applicant promises to pay Bank in advance, in United States currency, all sums necessary to put Bank in funds to pay all such drafts whether payable in United States currency or otherwise.

       ii. Bank's fees, at the per annum rate fixed by Bank, for the period from the date of issuance to the expiry date of the Credit. Such fees shall be payable from time to time, in advance, at such intervals as Bank may require and shall be nonrefundable, whether or not the Credit is drawn upon, reduced in time or amount or otherwise modified.

       iii. The entire principal amount which has not been drawn under the Credit, to be held by Bank as collateral for any draws. Any such amount which is not applied to reimbursement of draws shall be refunded to Applicant within thirty (30) days after the expiry date of the Credit, with interest at U. S. Bank's lowest savings account rate then in effect.

       iv. All taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature whatsoever paid or incurred by Bank in connection with this Agreement, the Credit or any related transactions, and any liability with respect thereto (including but not limited to interest, penalties and expenses).

       v. Interest on all amounts due under this Agreement from the applicable due date until paid at a per annum rate equal to the sum of U. S. Bank's prime rate, as that rate may vary from time to time, plus 5%. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed. U. S. Bank's prime rate is the rate which U. S. Bank from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which U. S. Bank collects from any borrower or class of borrowers.

    b. Without limiting Applicant's obligations to any Other Issuer, but without duplication, Applicant promises to pay to U.S. Bank on demand, at U. S. Bank's International Banking Office in Salt Lake City, Utah, an amount equal to all amounts which U. S. Bank pays or becomes obligated to pay to any Other Issuer with respect to the Credit, whether as a participant in the Credit or otherwise.

    c. Notwithstanding any other provision of this Agreement, Applicant's obligation to make any payment hereunder to any Other Issuer shall, to the extent of such payment, be satisfied by payment to U. S. Bank as set forth in this Agreement.

    d. Applicant hereby authorizes U. S. Bank to automatically deduct from its account with U. S. Bank specified on attached Schedule 1, all amounts which become due to Bank under this Agreement. If there are insufficient funds in the account to pay the automatic deduction in full, Bank may allow the account to become overdrawn, or Bank may reverse the automatic deduction. Applicant will pay all fees on the account which result from the automatic deductions, including any overdraft/NSF charges. If for any reason U. S. Bank does not charge the account for any amount due, or if an automatic deduction is reversed, the amount due is still owing to Bank as set forth herein. If the account is a Money Market Account, the number of withdrawals from that account is limited as set out in the agreement. U. S. Bank may cancel the automatic deduction at any time in its discretion.

2. CERTAIN WARRANTIES Applicant warrants that the execution, delivery and performance of this Agreement are within its authority and are not in contravention of law, of any terms of any agreement, instrument, order or judgment to which Applicant is a party or by which it or its property may be bound or of any provision of its charter documents or bylaws, and that it has obtained all necessary approvals and consents therefor.

3.  THE CREDIT

    a. U. S. Bank may either issue the Credit or request one of its affiliates to issue the Credit. Bank may sell, assign or participate all or any part of its rights and obligations under this Agreement, the Application and the Credit. Without limiting the foregoing, any Other Issuer may sell a participation in all or any part of its rights and obligations under this Agreement and the Credit to U. S. Bank.

    b. Bank hereby is authorized to set forth in the Credit the terms appearing on the Application, with such modifications as Bank in its discretion may determine are appropriate or necessary and are not materially inconsistent with such terms. Any such determination shall be binding on Applicant.

    c. All communications relating to the Credit will be sent at Applicant's risk. Bank shall have no responsibility for any inaccuracy of translation, or any error or delay in transmission or delivery by mail, telecommunication or any other method. Bank shall not be liable for any error, neglect or default of any of Bank's correspondents.

    d. Neither Bank nor its correspondents shall be in any way responsible for the performance of any beneficiary's obligations to Applicant or for the form, sufficiency, accuracy, genuineness, authority of person signing, falsification or legal effect, of any documents required by the Credit if such documents appear in order on their face. Whether the documents conform to the terms of the Credit and whether any demand is timely and in proper form shall be determined by Bank in its sole discretion, which determination shall be final and binding on Applicant.

    e. Subject to Section 6b, Bank may at Applicant's request increase the amount of the Credit, extend the time for making and honoring of demands under the Credit and otherwise modify the terms and conditions governing the Credit. As so modified, all provisions of the Credit, and all action taken by Bank or Bank's correspondents in connection therewith, shall be binding upon Applicant.

    f. Applicant will promptly examine the Credit, any amendments thereto and all information, documents and instruments delivered to Applicant from time to time by Bank and shall notify U. S. Bank within five U. S. Bank banking days after receipt if Applicant claims that Bank has failed to comply with Applicant's instructions or Bank's obligations with respect to the Credit, has wrongfully honored or dishonored any presentation under the Credit or claims any other irregularity. If Applicant does not so notify U. S. Bank within such time period, Applicant shall be conclusively deemed to have waived and shall be precluded from asserting such claim(s).

    g. Bank may receive, accept or pay as complying with the terms of the Credit, any drafts or other documents, otherwise in order, which appear on their face to be signed by or issued to the administrator, executor, successor or trustee in bankruptcy of or the receiver for any of the property of, or any other person or entity acting as the representative or in the place of, the party in whose name the Credit provides that any drafts or other documents should be drawn or issued.

4.  DEFAULT AND REMEDIES

    a. Time is of the essence of this Agreement. The occurrence of any of the following shall be an Event of Default hereunder:

       i. Default in payment or performance of any of Applicant's obligations hereunder or under any promissory note or other agreement between Bank and Applicant;

       ii. Default under any security documents securing Applicant's obligations hereunder, whether executed by Applicant or any other person;

       iii. Levy or proceeding against any property of Applicant or any guarantor of Applicant's obligations hereunder ("Guarantor");

       iv. Death, dissolution, termination of existence, insolvency or business failure of, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, commencement of any proceeding under any bankruptcy or insolvency laws by or against, or entry of any judgment against, Applicant or any Guarantor;

       v. Any warranty, representation or statement made or furnished to Bank by Applicant or any Guarantor proves to have been false in any material respect when made or furnished;

       vi. Any event which gives the holder of any debt obligation of Applicant or any Guarantor the right to accelerate its maturity, whether or not such right is exercised;

       vii. Any guaranty of Applicant's obligations hereunder ceases to be, or is asserted by any person not to be, in full force and effect; or

       viii. Any material adverse change in the financial condition or management of Applicant or any Guarantor, or Bank for any reason in good faith, deems itself insecure.

    b. Upon the occurrence of any Event of Default and at any time thereafter, Bank at its option and in addition to all other rights of Bank under this Agreement, any related agreement and applicable law, may without notice or demand declare the amount for which the Credit was issued and any other amounts owing hereunder immediately due and payable.

5. CHANGES TO LAWS AND REGULATIONS If any adoption of or change in law or regulation, or in the interpretation or administration thereof by any official authority shall impose on Bank any tax, charge, fee, deduction or withholding of any kind whatsoever, or shall impose or modify any reserve requirements, standards regarding capital adequacy or any other conditions affecting this Agreement or the Credit, and the result of any of the foregoing shall be to increase the cost to Bank of issuing and maintaining the Credit, reduce the amount of any sum receivable by Bank hereunder or reduce the rate of return on Bank's capital, then Applicant shall pay to Bank upon demand such additional amount or amounts as Bank may specify to be necessary to compensate Bank for such additional costs incurred or reduction suffered.

6.  GENERAL

    a. Each Application shall be subject to all terms and conditions of this Agreement.

    b. Notwithstanding any other term hereof, (i) the Credit can be revoked or amended only with the consent of the beneficiary of the Credit, all Applicants (including any Correspondent Bank signing this Agreement), the Bank issuing the Credit and any confirming bank, and (ii) instructions concerning discrepancies must be given by all such Applicants.

    c. If the Account Party on the Application is not an Applicant hereunder, the Account Party shall have no rights against Bank; and Applicant shall deliver to U. S. Bank an agreement satisfactory to Bank executed by the Account Party, providing that Bank without notice to or consent of the Account Party, may deal with Applicant as if Applicant were the named Account Party, and waiving any and all present and future claims and defenses against Bank.

    d. Applicant shall give U. S. Bank prior written notice of any change of name, address or place of business. Any notice of any nature by Applicant to Bank must be given at U. S. Bank's office to which the Application was submitted.

    e. The singular includes the plural. If Applicant consists of more than one person, the obligations of Applicant hereunder are joint and several and are binding upon any marital community of which any Applicant is a member. This Agreement shall be binding on Applicant's heirs, successors and assigns.

    f. Notwithstanding the title appearing on any Credit instrument, the rights and obligations of Bank and Applicant with respect to the Credit shall be as set forth herein.

    g. Except as otherwise provided herein or on the Application, the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce ("UCP") as in effect on the date of issuance of the Credit are fully incorporated herein and shall apply to the Credit. This Agreement and the Credit shall be governed by the internal laws of the State of Utah, United States of America (the "Governing Laws"), except to the extent such laws are inconsistent with the UCP. If the Credit provides that it is governed by laws, regulations or rules other than the Governing Laws (the "Specified Laws"), Applicant agrees not to assert any provisions of the Specified Laws as a defense to any of its obligations hereunder.

    h. Applicant hereby indemnifies and agrees to hold harmless Bank, its officers, directors, agents, successors and assigns, from and against any and all liability, claims, demands, losses and expenses (including without limitation legal costs and attorney fees incurred in any appellate proceeding, proceeding under the bankruptcy code or receivership and post-judgment attorney fees incurred in enforcing any judgment), arising from or in connection with this Agreement, the Credit or any related transaction, unless arising from Bank's gross negligence or willful misconduct.

    i. Applicant hereby authorizes Bank to issue Credits and amendments thereto based upon, and to otherwise rely on and act in accordance with, any oral or written communication, including but not limited to any electronic communication and any facsimile transmission, reasonably believed by Bank to have been or which purportedly has been, given by one of the authorized persons specified on Schedule 1, even if such communication proves not to have been given by an authorized person.

    j. Bank's waiver of any right on any occasion or occasions shall not be construed as a bar or waiver of any other right or of such right on any other occasion. Applicant hereby waives and agrees not to assert any defense under any applicable statute of limitations, to the fullest extent permitted by law. In addition to all other rights which Bank may have, Applicant hereby authorizes Bank to set off any and all deposits or other monies due from Bank at any of its offices against any and all of Applicant's obligations hereunder, whether or not Bank shall have made any demand under this Agreement.

    k. Without notice to any Applicant and without affecting Bank's rights or Applicant's obligations, Bank may deal in any manner with any person who at any time is liable for, or provides any collateral for, any obligations of Applicant to Bank. Without limiting the foregoing, Bank may impair, release (with or without substitution of new collateral) and fail to perfect a security interest in, any collateral provided by any person; and sue, fail to sue, agree not to sue, release, and settle or compromise with, any person.

    l. Whether or not litigation or arbitration is commenced, Applicant promises to pay all attorney fees and other costs and expenses incurred by Bank in collecting overdue amounts or construing or enforcing any provision of this Agreement or the Credit, including but not limited to reasonable attorney fees at trial, in any arbitration, appellate proceeding, proceeding under the bankruptcy code or receivership and post-judgment attorney fees incurred in enforcing any judgment.

    m. Bank's issuance of the Credit shall constitute its agreement to the terms of this Agreement.

    n. This Agreement is a continuing agreement and shall remain in effect until terminated, amended or replaced. This Agreement may be terminated by Applicant or U. S. Bank by giving notice of termination to the other and may be amended or replaced by a written agreement signed by Applicant and accepted by U. S. Bank; provided, however that no such termination, amendment or replacement shall alter or affect the undertaking of Applicant or Bank with respect to any Credit issued prior to such termination, amendment or replacement.

    o. Nothing in this Agreement shall be construed as imposing any obligation on Bank to issue any Credit. Each Credit shall be issued by Bank in its sole discretion and at its sole option.

    p. Any Correspondent Bank signing this Agreement agrees that each Application and Credit and this Agreement are subject to all terms and conditions of the most recent Correspondent Bank Letter of Credit Agreement between U. S. Bank and Correspondent Bank.

    q. Bank is authorized to record electronically or otherwise any telephone and other oral communications between Bank and Applicant.

    r.  All terms and conditions on the attached Schedule 1, and any replacement
        Schedule 1 are hereby incorporated herein. Applicant may change the provisions of Schedule 1 by executing and delivering a new Schedule 1 to
        U. S. Bank.

    s. From time to time, Applicant may submit Applications, applications for amendments to Credits or other communications (each, a "Faxed Document") to Bank by facsimile transmission. With respect to each such facsimile transmission Applicant agrees: (i) each Faxed Document shall be deemed to be an original document and shall be effective for all purposes as if it were an original; (ii) Applicant shall retain the original of any Faxed Document and shall deliver it to Bank upon request; (iii) if Applicant sends Bank a manually signed confirmation of a Faxed Document Bank shall have no duty to compare it to the previously received Faxed Document nor shall it have any liability nor duty to act should the contents of the written confirmation differ therefrom. Any manually signed confirmation of a Faxed Document must be conspicuously marked "Previously transmitted by facsimile." Bank will not be liable for issuance of duplicate letters of credit or amendments thereto that result from Bank's receipt of confirmations not so marked; (iv) Bank cannot effectively determine whether a particular facsimile request is valid. Therefore Applicant shall have sole responsibility for the security of using facsimile transmissions and for any authorized or unauthorized Faxed Document received by Bank, purportedly on behalf of Applicant

7.  ARBITRATION

    a. Any Bank or Applicant may require that all disputes, claims, counterclaims, and defenses, including those based on or arising from any alleged tort ("Claims") relating in any way to this Agreement, the Credit or any transaction of which this Agreement or the Credit is a part (the "Loan"), be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association and Title 9 of the U. S. Code. All Claims will be subject to the statues of limitation applicable if they were litigated. This provision is void if the Loan, at the time of the proposed submission to arbitration, is secured by real property located outside of Oregon or Washington, or if the effect of the arbitration procedure (as opposed to any Claims of Applicant) would be to materially impair Bank's ability to realize on any collateral securing the Loan.

    b. If arbitration occurs and each party's Claim is less than $100,000, one neutral arbitrator will decide all issues; if any party's Claim is $100,000 or more, three neutral arbitrators will decide all issues. All arbitrators will be active Utah State Bar members in good standing. All arbitration hearing will be held in Salt Lake City, Utah. In addition to all other powers, the arbitrator(s) shall have the exclusive right to determine all issues of arbitrability. Judgment on any arbitration award may be entered in any court with jurisdiction.

    c. If any party institutes any judicial proceeding relating to the Loan, such action shall not be a waiver of the right to submit any Claim to arbitration. In addition, each has the right before, during, and after any arbitration to exercise any number of the following remedies, in any order or concurrently: (i) setoff; (ii) self-help repossession; (iii) judicial or non-judicial foreclosure against real or personal property collateral; and (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery and replevin.


BY UTAH STATUTE (UCA 25-5-4) THE FOLLOWING DISCLOSURE IS REQUIRED: THIS AGREEMENT IS A FINAL EXPRESSION OF THE AGREEMENT BETWEEN BANK AND APPLICANT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT.

APPLICANT ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS AGREEMENT

APPLICANT:                             CORRESPONDENT BANK:  (IF APPLICABLE)
DAW TECHNOLOGIES, INC.

__________________________________     _____________________________________

By:_______________________________     By:__________________________________

Title:____________________________     Title:_______________________________

                                 -----------------------------------------------
                                 FOR BANK USE - SIGNATURE VERIFIED AND AUTHORITY TO SIGN CONFIRMED.

                                 -----------------------------------------------
                                               AUTHORIZED SIGNATURE
                                 -----------------------------------------------


                                 -----------------------------------------------
                                     OFFICER'S NAME AND NUMBER (PLEASE PRINT)
                                 -----------------------------------------------

                                          U.S. BANK
                                 -----------------------------------------------
                                           COMPANY           COST CENTER
                                 -----------------------------------------------


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